Exhibit 99.1

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1933, including in cases where the material does not pertain to securities that
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of the securities. RBS Greenwich Capital and Goldman, Sachs & Co. are acting as
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its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

CERTAIN CHARACTERISTICS OF THE MULTIFAMILY LOANS

Control      Loan
Number      Number           Property Name               Street Address              City             County            State
-------   ----------   -------------------------   --------------------------   --------------   ----------------   --------------
  TBD     04-1687      Westdale Hills Apartments   1401 Sotogrande Boulevard    Euless           Tarrant            Texas
  TBD     05-0172      Alanza Place Apartments     1121 North 44th Street       Phoenix          Maricopa           Arizona
  TBD     05-0305      Courts at Preston Oaks      5400 Preston Oaks            Dallas           Dallas             Texas
  TBD     09-0002068   Lakeside Villas             2455 Weldwood Drive          Baton Rouge      East Baton Rouge   Louisiana
  TBD     09-0002085   Northwind Apartments        5148 Northwind Boulevard     Valdosta         Lowndes            Georgia
  TBD     05-0490      Tenth & College             601 North College            Bloomington      Monroe             Indiana
  TBD     09-0002044   Boardwalk Apartments        2701 Southwest 13th Street   Gainesville      Alachua            Florida
  TBD     05-0296      Windsor at Barton Creek     2611 Bee Caves Road          Austin           Travis             Texas
  TBD     09-0002056   Signature Place             410 Beasley Drive            Greenville       Pitt               North Carolina
  TBD     09-0002029   Arboretum Apts              1800 Arboretum Circle        Vestavia Hills   Jefferson          Alabama
  TBD     05-0340      Cannery Village             700 Lido Park Drive          Newport Beach    Orange             California
  TBD     04-1649      Sunrise Oaks MHC            1200 North Lamb Boulevard    Las Vegas        Clark              Nevada
  TBD     09-0002050   The Grande Apartments       200 Colony Park Drive        Pearl            Rankin             Mississippi

                                                                          Initial
Control      Loan                                    Initial Pool      Pool Balance
Number      Number     Zip Code    Property Type     Balance ($)    Per Unit or Pad ($)       Utilities paid by Tenant
-------   ----------   --------   ----------------   ------------   -------------------   ---------------------------------
  TBD     04-1687         76040     Multifamily        43,500,000                20,337   Telephone/Electricity/Water/Sewer
  TBD     05-0172         85008     Multifamily        24,925,000                69,236   Telephone/Electricity/Water/Sewer
  TBD     05-0305         75254     Multifamily        22,500,000                50,676   Telephone/Electricity/Water/Sewer
  TBD     09-0002068      70816     Multifamily        13,300,000                59,375              Electricity
  TBD     09-0002085      31605     Multifamily        13,000,000                57,018        Electricity/Water/Sewer
  TBD     05-0490         47404     Multifamily        10,600,000               158,209       Telephone/Water/Sewer/Gas
  TBD     09-0002044      32608     Multifamily        10,400,000                40,000              Electricity
  TBD     05-0296         78746     Multifamily         7,500,000                55,970   Telephone/Electricity/Water/Sewer
  TBD     09-0002056      27834     Multifamily         7,000,000                40,936              Electricity
  TBD     09-0002029      35216     Multifamily         6,585,000                38,735        Water/Electricity/Sewer
  TBD     05-0340         92663   Mobile Home Park      6,500,000               191,176         Telephone/Electricity
  TBD     04-1649         89110   Mobile Home Park      5,833,598                31,363       Telephone/Electricity/Gas
  TBD     09-0002050      39208     Multifamily         4,490,754                51,031              Water/Sewer

                              Studios                1 Bedroom               2 Bedroom               3 Bedroom
                       ---------------------   ---------------------   ---------------------   ---------------------
Control      Loan                 Avg Rent                Avg Rent                Avg Rent                Avg Rent
Number      Number     # Units   per mo. ($)   # Units   per mo. ($)   # Units   per mo. ($)   # Units   per mo. ($)
-------   ----------   -------   -----------   -------   -----------   -------   -----------   -------   -----------
  TBD     04-1687          154           439      1116           510       660           651       208           859
  TBD     05-0172            0             0       191           873       161          1077         8          1585
  TBD     05-0305            0             0       386           669        58           890         0             0
  TBD     09-0002068         0             0       120           683       104           899         0             0
  TBD     09-0002085         0             0        48           635       128           790        52           870
  TBD     05-0490            4           512        27           804        16          1510        20          2030
  TBD     09-0002044         0             0        52           535       104           620       104           720
  TBD     05-0296            0             0       110           701        24          1036         0             0
  TBD     09-0002056         0             0        48           529        84           662        39           758
  TBD     09-0002029         0             0        48           540        90           643        32           750
  TBD     05-0340            0             0        34          1561         0             0         0             0
  TBD     04-1649            0             0        78           466       108           476         0             0
  TBD     09-0002050         0             0        16           595        56           691        16           770

                             4 Bedroom               5 Bedroom
                       ---------------------   --------------------    Number
Control      Loan                 Avg Rent               Avg Rent        of
Number      Number     # Units   per mo. ($)   #Units   per mo. ($)   Elevators
-------   ----------   -------   -----------   ------   -----------   ---------
  TBD     04-1687            1          1085        0             0           0
  TBD     05-0172            0             0        0             0           4
  TBD     05-0305            0             0        0             0           6
  TBD     09-0002068         0             0        0             0           0
  TBD     09-0002085         0             0        0             0           0
  TBD     05-0490            0             0        0             0           1
  TBD     09-0002044         0             0        0             0           0
  TBD     05-0296            0             0        0             0           0
  TBD     09-0002056         0             0        0             0           0
  TBD     09-0002029         0             0        0             0           0
  TBD     05-0340            0             0        0             0           0
  TBD     04-1649            0             0        0             0           0
  TBD     09-0002050         0             0        0             0           0